                                                                   EXHIBIT 10.14

                        STOCK SUBSCRIPTION AGREEMENT


                 STOCK SUBSCRIPTION AGREEMENT, dated as of October 9, 1996 (the "Agreement"), by and among AMF HOLDINGS INC., a Dela ware corporation ("Holdings"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP II"), GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempted limited partnership ("GSCP II Offshore"), GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II Germany C.L.P. ("GSCP II Germany"), STONE STREET FUND 1995, L.P., a Delaware limited partnership ("Stone 1995"), STONE STREET FUND 1996, L.P., a Delaware limited partnership ("Stone 1996"), BRIDGE STREET FUND 1995, L.P., a Delaware limited partnership ("Bridge 1995"), BRIDGE STREET FUND 1996, L.P., a Delaware limited partnership ("Bridge 1996" and, together with GSCP II, GSCP II Offshore, GSCP II Germany, Stone 1995, Stone 1996 and Bridge 1995, "GSCP"), BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership ("Blackstone Fund 1"), BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Delaware limited partnership ("Blackstone Fund 2"), BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P., a Delaware limited partnership ("Blackstone Fund 3" and together with Blackstone Fund 1 and Blackstone Fund 2, "Blackstone"), KELSO INVESTMENT ASSOCIATES V, L.P., a Delaware limited partnership ("KIA V"), KELSO EQUITY PARTNERS V, L.P., a Delaware limited partnership ("KEP V," and together with KIA V, "Kelso"), BAIN CAPITAL FUND V, L.P., a Delaware limited partnership ("Bain Fund 1"), BAIN CAPITAL FUND V-B, L.P., a Delaware limited partnership ("Bain Fund 2"), BCIP ASSOCIATES, a Delaware general partnership ("Bain Fund 3 and together with Bain Fund 1 and Bain Fund 2, "Bain"), CITICORP NORTH AMERICA, INC., a Delaware corporation ("Citibank"), and CHARLES M. DIKER ("Diker"). Blackstone, Kelso, Bain, and Citibank are herein referred to collectively as the "Funding Investors" or individually as a "Funding Investor," and, together with Diker, are herein collectively referred to as the "Investors" or individually as an "Investor." The parties hereto (other than Holdings) are sometimes hereinafter referred to collectively as the "Purchasers" or individually as a "Purchaser."


                                    RECITALS

                 A. Holdings, as of the date hereof, has an authorized capital stock consisting of 60,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), each share of which is entitled to one vote on all stockholder matters as more specifically provided in the amended certificate of incorporation of Holdings (the "Amended Certificate).

                 B. The Purchasers, Holdings and certain management stockholders of Holdings are parties to a Stockholders Agreement, dated as of April 30, 1996 (as amended from time to time, the "Stockholders Agreement"), and the Purchasers, Holdings and certain management stockholders of Holdings are parties to a Registration Rights Agreement, dated as of April 30, 1996 (as amended from time to time, the "Registration Rights Agreement").

                 C. AMF Bowling Centers, Inc., a Virginia corporation and a wholly-owned indirect subsidiary of Holdings ("Centers"), has entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of September 10, 1996, with Charan Industries, Inc., a Delaware corporation ("Charan"), pursuant to which Centers has agreed to purchase certain assets of Charan (the "Acquisition").

                 D. 7,560,000 shares of Common Stock have been reserved for issuance when required to be purchased by GSCP and the Funding Investors (or, in the case of Blackstone Fund 3, its affiliate) pursuant to Section 1.5 of the Stockholders Agreement. The shares of Common Stock being issued to Diker pursuant hereto are in addition to such reserved shares.

                 E. Holdings, by action of its Board of Directors, desires to require the purchase of 3,986,816.08 shares of Common Stock by GSCP and the Funding Investors, and desires to sell 13,183.92 shares of Common Stock to Diker, in each case, to fund, in part, the Acquisition.

                 F. Holdings has given notice, pursuant to Section 1.5 of the Stockholders Agreement, to GSCP and the Investors.

                 G. Pursuant to the terms and subject to the conditions set forth in this Agreement and in connection with providing equity financing for the Acquisition, the Purchasers desire to purchase from Holdings and Holdings desires to sell to the Purchasers, shares of Common Stock in the amounts and for the purchase prices contemplated hereby.

                 NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                               Stock Subscription

                 1.1. Purchase and Sale of Stock. Holdings hereby agrees to and will deliver to each Purchaser, at the Closing





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
(as hereinafter defined), certificates representing shares of Common Stock in the amounts set forth below:

                                                  Number of Shares of
  Name                                               Common Stock
  ----                                            -------------------
GSCP II                                                  1,767,749.63
GSCP II Offshore                                           702,752.93
GSCP II Germany                                             65,203.88
Stone 1995                                                  70,705.10
Stone 1996                                                  41,355.57
Bridge 1995                                                 47,950.14
Bridge 1996                                                 46,537.20
Blackstone Fund 1                                          379,014.12
Blackstone Fund 2                                          110,758.90
Blackstone Fund 3                                           37,583.60
KIA V                                                      495,715.22
KEP V                                                       31,641.40
Bain Fund 1                                                 37,007.32
Bain Fund 2                                                 96,366.45
Bain Fund 3                                                 24,833.22
Citibank                                                    31,641.40
Diker                                                       13,183.92

-----------------------------                     -------------------
Total                                                    4,000,000.00

                 If any Investor fails to acquire the shares of Common Stock it has agreed to acquire pursuant hereto, GSCP shall ac quire such shares, and the ownership and any inconsistent pro visions of this Agreement shall be adjusted accordingly.

                 1.2.  Consideration for Shares.

                 1.2.1 Common Stock Purchased by GSCP. In consider ation of, and concurrently with, the issuance of the shares of Common Stock to be purchased by GSCP as reflected in Section 1.1, each of GSCP II, GSCP II Offshore, GSCP II Germany, Stone 1995, Stone 1996, Bridge 1995 and Bridge 1996, hereby agrees to and will deliver as payment therefor $17,677,496.30 $7,027,529.30, $652,038.80, $707,051.00, $413,555.70, $479,501.40, and
$465,372.00 in cash, respectively. If any Investor fails to acquire the shares of Common Stock contemplated by Section 1.2.2 hereof, GSCP shall acquire such shares, but such obligation and/or acquisition shall not limit the obligation of any such Investor to acquire such shares or the liability of such Investor to Holdings and to GSCP for any breach of this Agreement, nor shall it limit the rights of Holdings and GSCP to compel specific performance hereunder.

                 1.2.2 Common Stock Purchased by the Investors. In consideration of, and concurrently with, the issuance of the shares of Common Stock to be purchased by Blackstone, Kelso,

Bain, Citibank and Diker as reflected in Section 1.1, each of Blackstone Fund 1, Blackstone Fund 2, Blackstone Fund 3, KIA V, KEP V, Bain Fund 1, Bain Fund 2, Bain Fund 3, Citibank and Diker hereby agrees to and will deliver as payment therefor $3,790,141.20, $1,107,589.00, $375,836.00, $4,957,152.20, $316,414.00,
$370,073.20, $963,664.50, $248,332.20, $316,414.00 and $131,839.20 in cash, respectively. The obligation of any such Investor to purchase the shares of Common Stock contemplated by this Section 1.2.2 shall not be contingent upon the purchase of shares by any other Investor, and shall not be limited by GSCP's obligation pursuant to the last sentence of Section 1.2.1.

                 1.3. Closing. The delivery and transfer of the shares of Common Stock to the Purchasers and, in exchange for the foregoing, the payment of cash by the Purchasers (the "Closing"), will take place approximately one business day prior to the consummation of the Acquisition at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019 or at another location and time to be designated by Holdings. If the Closing has occurred but the Acquisition is not consummated prior to the close of business on the tenth business day following the Closing, then Holdings shall promptly deliver to each Purchaser, against delivery by such Purchaser of the cer tificates representing the shares of Common Stock purchased by such Purchaser pursuant hereto, the consideration received by Holdings from such Purchaser at the Closing pursuant to Sections 1.1 and 1.2, and this Agreement shall thereupon be terminated without any liability or penalty on the part of any party or its stockholders, officers, directors, general or limited partners, agents or representatives to any other party or such other party's affiliate.


                                   ARTICLE II

                   Representations and Warranties of Holdings

                 Holdings represents and warrants to the Purchasers that:

                 2.1. Organization and Authority. Holdings is a cor poration duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and the Asset Purchase Agreement and to consummate the transactions contemplated hereby and thereby.

                 2.2. Capitalization. (a) After giving effect to the transactions contemplated by this Agreement, the authorized capital stock of Holdings will consist of 60,000,000 shares of Common Stock, of which 42,375,000 shares will be issued and out standing immediately after the Closing. In addition, (i)





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
1,767,151 shares of Common Stock have been reserved for issuance under Holdings' 1996 Stock Incentive Plan (the "Incentive Plan") (including pursuant to (x) a Stock Option Agreement, dated as of May 1, 1996, between Holdings and Diker (the "Diker Option"), (y) an Employment Agreement, dated as of May 28, 1996, among Holdings, AMF Group Inc. and Stephen E. Hare (the "Hare Agreement") and (z) any additional agreements entered into in connection with certain additional grants made or to be made to certain employees of Holdings and its subsidiaries), (ii) 240,000 shares of Common Stock have been reserved for issuance upon exercise of options to purchase shares of Common Stock, granted to Douglas J. Stanard and Robert L. Morin pursuant to employment agreements, in each case, among such executive, Holdings and a subsidiary of Holdings (together, with the Hare Agreement, the "Employment Agreements"), (iii) 3,573,183.92 shares of Common Stock remain reserved for issuance when required to be purchased pursuant to Section 1.5 of the Stockholders Agreement (the "Subsequent Shares") and (iv) 870,000 shares of Common Stock have been reserved for issuance upon exercise of warrants to purchase shares of Common Stock, issued pursuant to the Warrant Agreement, dated as of May 1, 1996, between Holdings and The Goldman Sachs Group, L.P. (the "Warrant Agreement"). All of the outstanding shares of Common Stock issued at the Closing will be validly issued, fully paid and nonassessable and, when delivered by Holdings at the Closing, shall be free and clear of all liens, claims, options, charges or other security interests or encum brances except for the arrangements binding the Purchasers and certain other stockholders which are set forth in the Stockholders Agreement.

                 (b) Except as contemplated by (i) this Agreement (ii) the Employment Agreements (including with respect to options issued pursuant thereto), (iii) the Warrant Agreement, (iv) the Diker Option (including with respect to the options issued pursuant thereto), (v) the Stockholders Agreement, (vi) the Registration Rights Agreement and (vii) any agreements entered into in connection with grants under the Incentive Plan (the agreements referred to in clauses (i) through (vii) above are herein collectively referred to as the "Collateral Agreements"), Holdings has no outstanding stock or securities convertible into or exchangeable or exercisable for any shares of capital stock, or any rights or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable or exercisable for any capital stock. Other than pursuant to this Agreement and the Collateral Agreements, Holdings is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or options of the type described in the preceding sentence. Holdings is not a party to, nor, after due inquiry, has knowledge of, any agreement (except as set forth in this Agreement and the Collateral Agreements) restricting the transfer of any shares of capital stock of Holdings. Holdings is not currently required to file pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), a registration statement relating to any class of debt or equity securities of Holdings.

                 2.3. Compliance with Other Instruments; Registration. Holdings is not in violation of any term of its Amended Certificate or of its By-Laws or any agreement or instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or any of their respective properties or assets is bound, and neither Holdings nor any of its subsidiaries is in violation of any term or any applicable law, ordinance, rule or regulation or any applicable order, judgment or decree of any court or governmental authority, the consequences of which violation may reasonably be expected to have a material adverse effect on the business, financial condition, properties or operations of Holdings and its subsidiaries taken as a whole. Neither the execution and delivery of this Agreement, the Asset Purchase Agreement or the certificates representing the Common Stock to be purchased pursuant hereto, nor the consummation of the transactions contemplated hereby or thereby, will result in any violation of or be in conflict with or constitute a default under (with or without lapse of time, notice or both) any term of the Amended Certificate or of the By-Laws of Holdings or any agreement or instrument to which Holdings or any of its subsidiaries is a party or by which any of them or their respective properties or assets are bound or any applicable law, ordinance, rule or regulation or any applicable order of any court or governmental authority or, except as expressly provided herein or in the Collateral Agreements, will result in the creation of any mortgage, pledge, lien, security interest, charge or encumbrance upon any of the properties or assets of Holdings or any of its subsidiaries, which violation, conflict, default, or creation may reasonably be expected to have a material adverse effect on, the business, financial condition, properties or operations of Holdings and its subsidiaries taken as a whole. Assuming the accuracy of the representations of the Purchasers pursuant to this Agreement, the sale of shares of Common Stock by Holdings pursuant to this Agreement is not subject to the reg istration requirements of Section 5 of the Securities Act of 1933, as amended.


                 2.4. Valid and Binding Agreements. This Agreement has been duly authorized, executed and delivered by Holdings and, when duly executed and delivered by the other parties hereto, will be the valid and binding obligation of Holdings enforceable in accordance with its terms, except (i) as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and (ii) that the remedies of specific performance, injunction and other forms of equitable relief may not be available because they are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any pro ceeding therefor may be brought.


                                  ARTICLE III

                Representations and Warranties of the Purchasers

                 Each Purchaser hereby represents and warrants as follows:

                 3.1. Receipt of Agreements; Access to Information. Such Purchaser has received and read this Agreement, the Asset Purchase Agreement, the Collateral Agreements and the Prospectus of AMF Group Inc., dated as of August 12, 1996 regarding certain of its outstanding debt obligations.
Holdings has made available to the Purchaser for a reasonable time prior to the date hereof an opportunity to ask questions and receive answers concerning the terms and conditions of such Purchaser's investment hereunder in the Common Stock and to obtain any additional information which Holdings possesses or can acquire without unreasonable effort or expense, and such Purchaser has received all additional information requested by such Purchaser.

                 3.2.  No Registration.  Such Purchaser has been advised that
(a) the shares of Common Stock sold pursuant hereto have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"); (b) the Common Stock must be held for an indefinite period and such Purchaser must continue to bear the economic risk of the investment in the Common Stock unless it is subsequently registered under the Securities Act or an exemption from such registration is available; (c) it is not anticipated that there will be any public market for the Common Stock; (d) Rule 144 promulgated under the Securities Act ("Rule 144") is not currently available with respect to sales of any securities of Holdings, and Holdings has made no covenant to make Rule 144 available; (e) if and when the Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts to the extent restricted by the terms and conditions of Rule 144; (f) if the Rule 144 exemption is not available, public offer or sale without registration will require the availability of an exemption under the Securities Act; (g) a restrictive legend or legends in the forms set forth in the Stockholders Agreement shall be placed on the certificates representing the Common Stock;
(h) the Stockholders Agreement restricts the sale or transfer of shares of Common Stock other than at specified times and under certain circumstances; and (i) a notation shall be made in the appropriate records of Holdings indicating that the shares of Common Stock purchased hereby are subject to restrictions on transfer and, if Holdings should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions may be issued to such transfer agent with respect to such shares of Common Stock.

                 3.3. Purchase for Investment, etc. (a) Such Pur chaser, with respect to all the securities to be purchased by it hereunder, represents that such Purchaser is purchasing such securities for such Purchaser's own account, for investment purposes only and not with a view to, or for resale in connection with, the distribution or other disposition thereof or with any present intention of distributing or reselling any thereof, without prejudice, however, to such Purchaser's right, subject to the terms of the Stockholders Agreement, to sell or otherwise dispose of all or any part of said securities in compliance with the provisions of the Securities Act and all applicable state securities or "blue sky" laws.

                 (b) Such Purchaser is an "accredited investor," as such term is defined in Regulation D under the Securities Act, or otherwise has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of its investment hereunder.
Such Purchaser is aware that it must bear the economic risk of such investment for an indefinite period of time since, in the view of the Securities and Exchange Commission, the statutory basis for exemption from registration under the Securities Act would not be present if such representation meant merely that the present intention of such Purchaser is to hold these securities for a deferred sale or for any fixed period in the future. Such Purchaser can afford to bear such economic risk and can afford to suffer the complete loss of its investment hereunder.

                 3.4. Authority; Binding Effect; No Conflicts. Such Purchaser has the legal capacity, power and authority to enter into this Agreement and to consummate the transactions contem plated hereby, and to purchase the Common Stock as provided herein. This Agreement has been duly authorized and has been duly executed and delivered by such Purchaser. This Agreement, when duly executed and delivered by the other parties hereto, will be the valid and binding obligation of such Purchaser en forceable in accordance with its terms, except (i) as may be limited by or subject to any bankruptcy, insolvency, reorgani zation, moratorium or other similar laws affecting creditors' rights generally, and (ii) that the remedies of specific per formance, injunction and other forms of equitable relief may not be available because they are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, will result in any violation of or be in conflict with or constitute a default under, as applicable, such Purchaser's charter, bylaws or similar organizational or governing documents or under any agreement or instrument to which such Purchaser is a party or by which any of its properties or assets is bound or any applicable law, ordinance, rule or regulation or any applicable order of any court or governmental authority.

                 3.5. Finders' and Brokers' Fees. Such Purchaser has not entered into any agreement to pay any brokers' or finders' fees to any person with respect to this Agreement or the purchase and issuance and sale of the Common Stock contemplated hereby.


                                   ARTICLE IV

                      Additional Covenants and Agreements

                 4.1. Legends. Each of the Purchasers hereby agrees and acknowledges that each outstanding certificate representing shares of Common Stock shall bear the legends set forth in the Stockholders Agreement pursuant to the terms thereof.


                                   ARTICLE V

                             Conditions to Closing

                 5.1. Conditions to Purchasers' Obligation. Each Purchaser's obligation to purchase and deliver the consideration for the shares of Common Stock to be sold hereunder by Holdings at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions:

                 5.1.1 Representations and Warranties. The represen tations and warranties of Holdings contained in this Agreement shall be true and correct in all material respects when made and at and as of the time of the Closing.

                 5.1.2 Performance. Holdings shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

                 5.1.3 Acquisition. As of the Closing, there shall be no impediments to the consummation of the Acquisition pursuant to the Asset Purchase Agreement. The consummation of the

Acquisition shall be reasonably likely to occur within ten business days after the Closing.

                 5.1.4 No Orders. As of the Closing, there shall not be outstanding any order of any court, administrative agency or governmental body which in any way restrains or prevents the carrying out of the transactions contemplated by this Agreement or the Asset Purchase Agreement.

                 5.1.5 Compliance with Securities Laws. The offering, issuance and sale of the shares of Common Stock to be offered, issued and sold at the Closing under this Agreement shall have complied with all applicable requirements of federal and state securities laws.

                 5.2. Conditions to Holdings' Obligation. Holdings' obligations to accept payment for and to deliver the shares of Common Stock to be sold hereunder by Holdings at the Closing are subject to the fulfillment on or prior to the Closing of the following conditions:

                 5.2.1 Representations and Warranties. The represen tations and warranties of each Purchaser contained in this Agreement shall be true and correct in all material respects when made and at and as of the time of the Closing.

                 5.2.2 Performance. Each Purchaser shall have per formed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

                 5.2.3 Acquisition. As of the Closing, there shall be no impediments to the consummation of the Acquisition pursuant to the Asset Purchase Agreement. The consummation of the Acquisition shall be reasonably likely to occur within ten business days after the Closing.

                 5.2.4 No Orders. As of the Closing, there shall not be outstanding any order of any court, administrative agency or governmental body which in any way restrains or prevents the carrying out of the transactions contemplated by this Agreement or the Asset Purchase Agreement.

                 5.2.5 Compliance with Securities Laws. The offering, issuance and sale of the shares of Common Stock to be offered, issued and sold at the Closing under this Agreement shall have complied with all applicable requirements of federal and state securities laws.

                                   ARTICLE VI

                            Miscellaneous Provisions

                 6.1. Survival of Representations and Warranties. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and delivery of the shares of Common Stock and payment therefor pursuant hereto and shall continue in full force and effect. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors of such party; and all covenants, promises and agreements in this Agreement by or on behalf of Holdings, or by or on behalf of any Purchaser, shall bind and inure to the benefit of the successors of such parties hereto.

                 6.2. Costs and Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agree ment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel to such party.

                 6.3. Governing Law; Amendment; Waiver. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. No amendment, waiver, change, modification or discharge of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement of any such amendment, waiver, change, modification or discharge is sought.

                 6.4. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, addressed to Holdings at its principal offices and to the other parties at their addresses and telecopier numbers reflected on the signature pages hereto. Each party hereto, by written notice given to each of the other parties hereto in accordance with this Section 6.4 may change the address and telecopier number to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder that are mailed or telecopied shall be deemed to have been given on the date of mailing or, in the case of telecopying, upon confirmation of receipt.

                 6.5. Further Assurances. The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

                 6.6. Complete Agreement; Counterparts. This Agreement and the Collateral Agreements constitute the entire agreement, and supersede all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. Other than as expressly contained herein or in the Collateral Agreements, the parties hereto have made no other representations and warranties to each other. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 6.7. Assignment. This Agreement is not assignable by any of the parties hereto, other than by Holdings to its successor by operation of law or to an acquiror of all or sub stantially all of its assets.

                 6.8. Descriptive Headings, etc. The headings in this Agreement are for convenience of reference only and shall not limit or
otherwise affect the meaning of terms contained herein.   Unless the context of
this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

                 6.9. Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, il legal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                 6.10. Specific Performance. The parties hereto ac knowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 6.10 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                 IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                                    AMF HOLDINGS INC.


                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Secretary

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505



                                    GS CAPITAL PARTNERS II, L.P.


                                    By: GS Advisors, L.P.,
                                        General Partner

                                    By: GS Advisors Inc., its
                                        General Partner


                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Vice President

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505

                                    GS CAPITAL PARTNERS II OFFSHORE, L.P.


                                    By: GS Advisors II (Cayman), L.P.,
                                        General Partner

                                    By: GS Advisors II, Inc., its
                                        General Partner

                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Vice President

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505


                                    GOLDMAN, SACHS & CO. VERWALTUNGS GMBH


                                    By:   /s/ TERENCE M. O'TOOLE
                                        ----------------------------------------
                                        Name: Terence M. O'Toole
                                        Title: Managing Director

                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Vice President

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505

                                    STONE STREET FUND 1995, L.P.

                                    By:  Stone Street Value Corp., its
                                         General Partner


                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Vice President

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505



                                    STONE STREET FUND 1996, L.P.

                                    By:  Stone Street Empire Corp., its
                                         General Partner

                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Vice President

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505

                                    BRIDGE STREET FUND 1995, L.P.

                                    By:  Stone Street Value Corp., its
                                         Managing General Partner


                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Vice President

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505



                                    BRIDGE STREET FUND 1996, L.P.

                                    By:  Stone Street Empire Corp., its
                                         Managing General Partner


                                    By:   /s/ C. H. SKODINSKI
                                        ----------------------------------------
                                        Name: C. H. Skodinski
                                        Title: Vice President

                                    Address:   c/o Goldman, Sachs & Co.
                                               85 Broad Street
                                               New York, NY  10004
                                               Attn:  David J. Greenwald
                                               Telecopier No.:  (212) 357-5505

                                    BLACKSTONE CAPITAL PARTNERS II MERCHANT
                                      BANKING FUND L.P.

                                    By: Blackstone Management Associates
                                        II L.L.C., its General Partner

                                    By:   /s/ HOWARD LIPSON
                                        ----------------------------------------
                                        Name: Howard Lipson
                                        Title: Member

                                    Address:   345 Park Avenue
                                               31st Floor
                                               New York, NY  10154
                                               Attn:  Howard A. Lipson
                                               Telecopier No.:  (212) 754-8725



                                    BLACKSTONE OFFSHORE CAPITAL PARTNERS
                                      II L.P.

                                    By: Blackstone Management Associates
                                        II L.L.C., its General Partner

                                    By:   /s/ HOWARD LIPSON
                                        ----------------------------------------
                                        Name: Howard Lipson
                                        Title: Member

                                    Address:   345 Park Avenue
                                               31st Floor
                                               New York, NY  10154
                                               Attn:  Howard A. Lipson
                                               Telecopier No.:  (212) 754-8725



                                    BLACKSTONE FAMILY INVESTMENT
                                      PARTNERSHIP II L.P.


                                    By: Blackstone Management Associates
                                        II L.L.C., its General Partner

                                    By:   /s/ HOWARD LIPSON
                                        ----------------------------------------
                                        Name: Howard Lipson
                                        Title: Member

                                    Address:   345 Park Avenue
                                               31st Floor
                                               New York, NY  10154
                                               Attn:  Howard A. Lipson
                                               Telecopier No.:  (212) 754-8725

                                    KELSO INVESTMENT ASSOCIATES V, L.P.

                                    By: Kelso Partners V, L.P., its
                                        General Partner


                                    By:    /s/ GEORGE E. MALELICH
                                        ----------------------------------------
                                        Name:  George E. Malelich
                                        Title: General Partner

                                    Address:   320 Park Avenue, 24th Floor
                                               New York, NY  10022
                                               Attn:  James J. Connors, II
                                               Telecopier No.:  (212) 223-2379


                                    KELSO EQUITY PARTNERS V, L.P.


                                    By:    /s/ GEORGE E. MALELICH
                                        ----------------------------------------
                                        Name:  George E. Malelich
                                        Title: General Partner

                                    Address:   320 Park Avenue, 24th Floor
                                               New York, NY  10022
                                               Attn:  James J. Connors, II
                                               Telecopier No.:  (212) 223-2379

                                    BAIN CAPITAL FUND V, L.P.

                                    By: Bain Capital Partners V, L.P., its
                                        General Partner

                                    By: Bain Capital Investors V, Inc.,
                                        its General Partner


                                    By:     /s/ PAUL B. EDGERLEY
                                        ----------------------------------------
                                        Name: Paul B. Edgerley
                                        Title: Managing Director

                                    Address:   2 Copley Plaza
                                               Boston, MA  02116
                                               Attn:  Paul Edgerley
                                               Telecopier No.:  (617) 572-3000



                                    BAIN CAPITAL FUND V-B, L.P.

                                    By: Bain Capital Partners V, L.P., its
                                        General Partner

                                    By: Bain Capital Investors V, Inc.,
                                        its General Partner


                                    By:     /s/ PAUL B. EDGERLEY
                                        ----------------------------------------
                                        Name: Paul B. Edgerley
                                        Title: Managing Director

                                    Address:   2 Copley Plaza
                                               Boston, MA  02116
                                               Attn:  Paul Edgerley
                                               Telecopier No.:  (617) 572-3000

                                    BCIP ASSOCIATES


                                    By:    /s/ PAUL B. EDGERLEY
                                        ----------------------------------------
                                        Name:  Paul B. Edgerley
                                        Title: General Partner

                                    Address:   2 Copley Plaza
                                               Boston, MA  02116
                                               Attn:  Paul Edgerley
                                               Telecopier No.:  (617) 572-3000

                                    CITICORP NORTH AMERICA, INC.


                                    By:    /s/ JEROEN FIKKE
                                        ----------------------------------------
                                        Name:  Jeroen Fikke
                                        Title: Attorney-in-fact

                                    Address:   399 Park Avenue
                                               6th Floor
                                    New York,  NY 10043
                                               Attn:  Jeroen Fikke
                                               Telecopier No.:  (212) 559-0293

                                    /s/ CHARLES M. DIKER
                                    --------------------------------------------
                                    Charles M. Diker
                                    Charles M. Diker Associates
                                    One New York Plaza
                                    31st Floor
                                    New York, NY  10004
                                    Telecopier No.:  (212) 908-0176